UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 26, 2013

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 2, 2013, Pattern Energy Group Inc., a Delaware corporation (the “Company”), closed its initial public offering (the “Offering”) of 16,000,000 shares of its Class A common stock, par value $0.01 per share (“Class A shares”). Concurrent with the closing of its initial public offering (the “Offering”), the Company engaged in a series of restructuring transactions (the “Contribution Transactions”) and, in connection therewith, entered into the following agreements, each dated as of October 2, 2013 (the “Transactions Agreements”):

•	Registration Rights Agreement between the Company and Pattern Energy Group LP;

•	Contribution Agreement among the Company, Pattern Renewables LP, Pattern Energy Group LP, and Pattern Renewable Holdings Canada ULC (the “Contribution Agreement”);

•	Purchase Rights Agreement among the Company, Pattern Energy Group LP, Pattern Energy Group Holdings LP and Pattern Energy GP LLC;

•	Bilateral Management Services Agreement between the Company and Pattern Energy Group LP;

•	Non-Competition Agreement between the Company and Pattern Energy Group LP; and

•	Shareholder Approval Rights Agreement between the Company and Pattern Energy Group LP.

Copies of the Transaction Agreements are filed as exhibits to this report and are incorporated into this Item 1.01 by reference.

A form of each of the Transaction Agreements was filed as an exhibit to the Company’s Registration Statement on Form S-1, as amended (File No. 333-190538), initially filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) in connection with the Offering on August 9, 2013 (the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated September 26, 2013 (the “Prospectus”), filed by the Company with the Commission on September 27, 2013 pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”). More detailed descriptions concerning the Transaction Agreements are set forth in the Registration Statement of which the Prospectus forms a part. Such descriptions in the Prospectus are incorporated herein.

Item 3.02. Unregistered Sale of Equity Securities.

The information in Item 8.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 2, 2013, the Company issued a press release in connection with the closing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01 Other Events.

On September 26, 2013, in connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”), by and among BMO Nesbitt Burns Inc., RBC Dominion Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed in Schedule I of the Underwriting Agreement (the “Underwriters”), Pattern Renewables LP, a Delaware limited partnership (the “Selling Stockholder”), Pattern Energy Group LP, a Delaware limited partnership and the sole member of the general partner of the Selling Stockholder (“PEG LP” and, together with the Selling Stockholder, the “PEG Parties”), and the Company, providing for the offer and sale by the Company, and purchase by the Underwriters, of 16,000,000 Class A shares at a price to the public of $22.00 per share. Pursuant to the Underwriting Agreement, the Selling Stockholder also granted the Underwriters an option for a period of 30 days from the closing of the Offering to purchase up to an additional 2,400,000 Class A shares, if any, from the Selling Stockholder on the same terms. The Company will not receive any proceeds from any exercise by the Underwriters of their option to purchase additional shares from the Selling Stockholder.

The Underwriting Agreement, the form of which was filed as Exhibit 1.1 to the Registration Statement, contains customary representations, warranties and agreements of the Company and the PEG Parties, and customary conditions to closing, obligations of the parties and termination provisions. The Company and the PEG Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Company received net proceeds (after deducting underwriting discounts and commissions and offering expenses) from the Offering of approximately $318.6 million. As described in the Prospectus, the Company will use the net proceeds from the Offering as partial consideration for its initial portfolio of wind assets that were contributed to the Company by PEG LP in connection with the completion of the Offering, to repay the outstanding indebtedness under the Company’s revolving credit facility and the remainder for working capital and general corporate purposes.

In connection with the restructuring transactions, and pursuant to the Contribution Agreement referred to above, the Company also issued to PEG LP 19,445,000 Class A shares and 15,555,000 shares of its Class B common stock, par value $0.01 per share (“Class B shares”), as partial consideration for the assets contributed to it by PEG LP (the “Consideration Shares”). The Consideration Shares were issued in reliance on the registration exemption contained in Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering, as well as the safe harbor provided by Rule 506 of Regulation D under the Securities Act. No underwriters were involved in the transaction. As a result, immediately following the closing of the Offering and PEG LP’s distribution of shares to certain members of management, PEG LP held approximately 54.2% of the outstanding Class A shares and 99.1% of the outstanding Class B shares (and will hold 47.5% and 99.1%, respectively, if the Underwriters exercise their option to purchase additional Class A shares in full), representing in the aggregate an approximate 67.9% voting interest in the Company (or a 63.2% voting interest if the Underwriters exercise their option to purchase additional Class A shares in full). The remaining 0.9% of the outstanding Class B shares are held by members of the Company’s management. A description of the Company’s capital stock, including in respect of the Class A shares and Class B shares, is included in the Prospectus under the heading “Description of Capital Stock.”

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Registration Rights Agreement between the Company and Pattern Energy Group LP, dated as of October 2, 2013.

10.2	Contribution Agreement among the Company, Pattern Renewables LP, Pattern Energy Group LP, and Pattern Renewable Holdings Canada ULC, dated as of October 2, 2013.

10.3	Purchase Rights Agreement among the Company, Pattern Energy Group LP, Pattern Energy Group Holdings LP and Pattern Energy GP LLC, dated as of October 2, 2013.

10.4	Bilateral Management Services Agreement between the Company and Pattern Energy Group LP, dated as of October 2, 2013.

10.5	Non-Competition Agreement between the Company and Pattern Energy Group LP, dated October 2, 2013.

10.6	Shareholder Approval Rights Agreement between the Company and Pattern Energy Group LP, dated as of October 2, 2013.

99.1	Press Release dated October 2, 2013 announcing the closing of Pattern Energy Group Inc.’s initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERN ENERGY GROUP INC.

Dated: October 2, 2013	By:	/s/ Dyann S. Blaine

	Name:	Dyann S. Blaine
	Title:	Vice President and Secretary